IndexIQ ETF Trust
(the “Trust”)

IQ Enhanced Core Bond U.S. ETF (AGGE)

IQ Enhanced Core Plus Bond U.S. ETF (AGGP)

Supplement dated June 24, 2016
to the Prospectus dated May 9, 2016

The following is added at the end of the “Distribution and Service Plan” section of the Prospectus.

Wholesaler representatives of NYLIFE Distributors LLC (“NYLIFE Distributors”) communicate with financial intermediary firms on a regular basis to educate financial advisers about the IndexIQ ETFs and to encourage the purchase of IndexIQ ETF shares by their clients. NYLIFE Distributors, from its own resources or from those of an affiliate, may absorb the costs and expenses associated with these efforts, which may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law. NYLIFE Distributors, from its own resources or from those of an affiliate, provides compensation to its wholesaler representatives for their sales efforts in promoting sales of the IndexIQ ETFs, which may vary based on the IndexIQ ETFs being promoted and/or which financial intermediary firms and/or financial advisers are involved in selling Fund shares or are listed on Fund accounts.

Investors Should Retain This Supplement for Future Reference

ME16d-06/16